UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

NovaBay Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33678	68-0454536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of principal executive offices and zip code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2026, NovaBay Pharmaceuticals, Inc. (the “Company”) filed a second amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, which became effective upon filing (the “Second Amended and Restated Certificate of Incorporation”). The Second Amended and Restated Certificate of Incorporation was approved by the Board and subsequently approved by the Company’s stockholders at the Company’s special meeting of stockholders held on March 12, 2026 (the “Special Meeting”).

The Second Amended and Restated Certificate of Incorporation reflects changes to the following provisions of the Company’s previous amended and restated certificate of incorporation (the “Prior Charter”) (i) to remove the prohibition against stockholder action by written consent; (ii) to exculpate officers from monetary damages to the fullest extent under applicable law in limited circumstances; and (iii) to provide that the Company is authorized to issue a total of 5,000,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”).

The terms of the Second Amended and Restated Certificate of Incorporation are described in the proxy statement (the “Proxy Statement”) for the Special Meeting. The foregoing description of the Second Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 12, 2026, the Company held the Special Meeting. The following matters were submitted to a vote:

Proposal 1.	To issue 837,696,130 shares of Common Stock upon the exercise of pre-funded warrants issued in our private placement transaction on January 16, 2026.

The proposal was approved.

For	Against	Abstain
123,352,588	1,476,035	4,552

Proposal 2.	To issue 5,405,406 shares of Common Stock upon the exercise of the pre-funded warrants issued in our private placement transaction on October 16, 2025.

The proposal was approved.

For	Against	Abstain
124,343,389	485,209	4,577

Proposal 3.	To remove the prohibition against stockholder action by written consent.

The proposal was approved.

For	Against	Abstain/Broker Non-Vote
120,648,355	4,176,612	2,077,156

Proposal 4.	To reflect Delaware General Corporate Law provisions regarding officer exculpation.

The proposal was approved.

For	Against	Abstain/Broker Non-Vote
122,978,249	1,841,681	2,082,193

Proposal 5.	To increase the number of authorized shares of our Common Stock from 1,500,000,000 to 5,000,000,000.

The proposal was approved.

For	Against	Abstain
121,855,735	5,044,559	1,829

Proposal 6.	To adopt the 2026 Equity Incentive Plan.

The proposal was approved.

For	Against	Abstain
120,283,733	4,547,291	2,151

Since there were sufficient votes at the time of the Special Meeting to approve Proposals 1-6, the proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies was not called for at the Special Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 12, 2026	NovaBay Pharmaceuticals, Inc.

	By:	/s/ Tommy Law
		Name:	Tommy Law
		Title:	Chief Financial Officer